UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2010 (December 1, 2010)

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Spring Lane, Suite 300, PO Box 1990, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2010, NTELOS Inc. (the “Company”), a wholly-owned subsidiary of NTELOS Holdings Corp., entered into Amendment No. 1 (the “Amendment”) to its previously disclosed Purchase Agreement (the “Purchase Agreement”) with Conversent Communications, Inc., a wholly owned subsidiary of One Communications Corp. (“OCC”) to acquire OCC’s FiberNet business unit. The Amendment, among other things, reduced the purchase price from $170 million to $169 million (subject to working capital and other adjustments) and reduced the amount of the purchase price to be held in escrow from $10 million to $5 million (with all of such amount to be held for the one year period following closing rather than having a portion of it released at December 31, 2010 as previously provided).

A copy of the Amendment is attached hereto as Exhibit 10.2 and is incorporated by reference herein. The description of the Amendment set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Amendment set forth on Exhibit 10.2.

Item 8.01	Other Events.

On December 2, 2010, NTELOS Holdings Corp. announced it completed the previously announced acquisition (the “Acquisition”) by the Company of OCC’s FiberNet business unit effective December 1, 2010. The FiberNet business predominantly operates in West Virginia. A copy of the related press release announcing the completion of the Acquisition that was issued by NTELOS Holdings Corp. on December 2, 2010 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to the terms of the Purchase Agreement, as amended, the Company purchased all of the membership interests of Mountaineer Telecommunications, LLC, OCC’s FiberNet business, for a purchase price of $169 million, less working capital and other adjustments to date of approximately $6 million, for a net cash consideration at closing of approximately $163 million. The Purchase Agreement, as amended, also provides for $5 million of the net cash proceeds to be held in escrow to satisfy potential claims after closing in accordance with the terms of the Purchase Agreement. A copy of the Purchase Agreement is being furnished as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company funded the purchase through cash on hand, inclusive of proceeds from a $125 million incremental term loan under the existing senior credit facility that was borrowed on August 2, 2010.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Purchase Agreement, dated as of July 19, 2010 (incorporated by reference to Exhibit 10.1 to NTELOS’ Current Report on Form 8-K, filed on July 20, 2010).

10.2	Amendment No. 1, dated as of December 1, 2010.

99.1	Press release issued by NTELOS Holdings Corp., dated as of December 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2010

NTELOS HOLDINGS CORP.

By:	/s/ Michael B. Moneymaker
Michael B. Moneymaker
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated as of July 19, 2010 (incorporated by reference to Exhibit 10.1 to NTELOS’ Current Report on Form 8-K, filed on July 20, 2010).

10.2	Amendment No. 1, dated as of December 1, 2010.

99.1	Press release issued by NTELOS Holdings Corp., dated as of December 2, 2010.